Hennessy Cornerstone Mid Cap 30 Fund
Schedule of Investments
July 31, 2023 (Unaudited)

	Number of		% of
	Shares	Value	Net Assets
COMMON STOCKS - 90.25%
Consumer Discretionary - 20.73%
Academy Sports & Outdoors, Inc.	331,600	$19,826,364	3.34%
AutoNation, Inc. (a)	114,400	18,416,112	3.10%
Dick’s Sporting Goods, Inc.	135,000	19,035,000	3.20%
Murphy USA, Inc.	50,000	15,351,500	2.58%
Penske Automotive Group, Inc.	120,600	19,467,252	3.28%
Sonic Automotive, Inc.	261,900	12,542,391	2.11%
Visteon Corp. (a)	120,300	18,537,027	3.12%
		123,175,646	20.73%
Consumer Staples - 7.05%
BJ’s Wholesale Club Holdings, Inc. (a)	194,200	12,877,402	2.17%
Cal-Maine Foods, Inc.	265,900	12,281,921	2.06%
Casey’s General Stores, Inc.	66,300	16,751,358	2.82%
		41,910,681	7.05%
Energy - 17.58%
CVR Energy, Inc.	426,400	15,665,936	2.64%
Delek US Holdings, Inc.	506,000	13,960,540	2.35%
Green Plains, Inc. (a)	395,400	14,040,654	2.36%
PBF Energy, Inc.	416,134	19,741,397	3.32%
Peabody Energy Corp.	581,900	13,057,836	2.20%
Plains GP Holdings LP.	1,176,200	18,454,578	3.10%
W&T Offshore, Inc. (a)	2,188,400	9,585,192	1.61%
		104,506,133	17.58%
Financials - 3.07%
Unum Group	375,100	18,233,611	3.07%

Health Care - 1.82%
AdaptHealth Corp. (a)	788,400	10,832,616	1.82%

Industrials - 16.19%
Clean Harbors, Inc. (a)	120,900	20,100,834	3.38%
Dycom Industries, Inc. (a)	127,600	12,706,408	2.14%
EMCOR Group, Inc.	120,100	25,826,304	4.35%
Encore Wire Corp.	108,400	18,502,796	3.11%
WESCO International, Inc.	108,600	19,066,902	3.21%
		96,203,244	16.19%
Information Technology - 11.85%
Super Micro Computer, Inc. (a)	213,300	70,446,591	11.85%

Materials - 11.96%
ATI, Inc. (a)	469,900	22,404,832	3.77%
Commercial Metals Co.	351,300	20,101,386	3.38%
Graphic Packaging Holding Co.	636,100	15,393,620	2.59%
Sonoco Products Co.	225,000	13,194,000	2.22%
		71,093,838	11.96%
Total Common Stocks (Cost $411,909,005)		536,402,360	90.25%

PARTNERSHIPS & TRUSTS - 3.04%
Energy - 3.04%
Plains All American Pipeline LP	1,213,500	18,056,880	3.04%
Total Partnerships & Trusts (Cost $11,970,891)		18,056,880	3.04%

SHORT-TERM INVESTMENTS - 6.63%
Money Market Funds - 6.63%
First American Government Obligations Fund, Institutional Class, 5.14% (b)	12,299,834	12,299,834	2.07%
First American Treasury Obligations Fund, Institutional Class, 5.17% (b)	27,112,000	27,112,000	4.56%
Total Short-Term Investments (Cost $39,411,834)		39,411,834	6.63%

Total Investments (Cost $463,291,730) - 99.92%		593,871,074	99.92%
Other Assets in Excess of Liabilities - 0.08%		498,849	0.08%
TOTAL NET ASSETS - 100.00%		$594,369,923	100.00%

Percentages are stated as a percent of net assets.

(a)    Non-income-producing security.
(b)    The rate listed is the fund’s seven-day yield as of July 31, 2023.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of July 31, 2023
The Fund follows its valuation policies and procedures in determining its net asset value (“NAV”) and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, master limited partnerships, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market  on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), subject to oversight by the Board of Trustees of the Fund. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific curcumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of July 31, 2023, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$123,175,646	$–	$–	$123,175,646
Consumer Staples	41,910,681	–	–	41,910,681
Energy	104,506,133	–	–	104,506,133
Financials	18,233,611	–	–	18,233,611
Health Care	10,832,616	–	–	10,832,616
Industrials	96,203,244	–	–	96,203,244
Information Technology	70,446,591	–	–	70,446,591
Materials	71,093,838	–	–	71,093,838
Total Common Stocks	$536,402,360	$–	$–	$536,402,360

Partnerships & Trusts
Energy	$18,056,880	$–	$–	$18,056,880
Total Partnerships & Trusts	$18,056,880	$–	$–	$18,056,880

Short-Term Investments
Money Market Funds	$39,411,834	$–	$–	$39,411,834
Total Short-Term Investments	$39,411,834	$–	$–	$39,411,834

Total Investments	$593,871,074	$–	$–	$593,871,074